                                                                   Exhibit 10.63

                                                CONFIDENTIAL TREATMENT REQUESTED

                                                                  EXECUTION COPY





                 PNT MONOMER PATENT LICENSE AND OPTION AGREEMENT

                         dated as of September 20, 2000

                                 by and between

                                 HYBRIDON, INC.

                                       and

                             BOSTON BIOSYSTEMS, INC.

                                                                 EXECUTION COPY

                 PNT MONOMER PATENT LICENSE AND OPTION AGREEMENT

            This PNT MONOMER PATENT LICENSE AND OPTION AGREEMENT (the "Agreement"), dated as of September 20, 2000 (the "Effective Date"), is entered into by and between Hybridon, Inc., a Delaware corporation (the "Licensor"), having a principal place of business located at 155 Fortune Blvd., Milford, Massachusetts 01757 (hereinafter referred to as "HYBRIDON") and Boston Biosystems, Inc., a Delaware corporation (the "Licensee"), having a principal place of business located at 75A Wiggins Avenue, Bedford, Massachusetts 01730 (hereinafter referred to as "BBI"). HYBRIDON and BBI are sometimes referred to herein individually as a "Party" and collectively as the "Parties", and all references to "HYBRIDON" and "BBI " shall include their respective Affiliates, where appropriate under the terms of this Agreement.

                              W I T N E S S E T H:

            WHEREAS, HYBRIDON has entered into that certain Asset Purchase Agreement dated ______ ("Purchase Agreement") to sell certain assets to BBI, and HYBRIDON wishes to grant certain intellectual property rights as provided herein;

            WHEREAS, HYBRIDON owns certain patents ("HYBRIDON Patent(s)") and patent applications ("HYBRIDON Patent Application(s)") that cover PNT Monomer technology;

            WHEREAS, BBI desires to obtain a royalty-free, non-exclusive license under the HYBRIDON Patent Application(s), existing patents and any patents arising from the HYBRIDON Patent Application(s) for non-commercial use; and an option to enter into a royalty-bearing, non-exclusive license under existing patents and any patents arising from the HYBRIDON Patent Application(s) for commercial use;
 and

            NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants and agreements contained herein, the parties hereto, intending to be legally bound, do hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

            SECTION 1.01. Definitions. The following terms, when capitalized, shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined) as used in this
Agreement:

            "Affiliate(s)" means any person, corporation, partnership, firm, joint venture or other entity now currently existing or which may be formed in the future, which directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, HYBRIDON, BBI, or AVECIA HOLDINGS PLC, as the case may be. As used in this definition, "control" means direct or indirect ownership of an entity, whether through the ownership of more than 50% of the outstanding voting securities or by contract or otherwise.

                                                                 EXECUTION COPY

          CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE
                      SECURITIES AND EXCHANGE COMMISSION.
                          ASTERISKS DENOTE OMISSIONS.


            "AVECIA HOLDINGS PLC" or "AVECIA HOLDINGS" is a company organized under the laws of United Kingdom, and its registered office address is PO Box 42, Hexagon House, Blackley, Manchester, M9 8ZS, United Kingdom.

            "Change of Control" of a Party means the occurrence of any of the following with respect to such Party at any time after the date hereof:

                       (a) any Third Party (other than the Affiliates on the date hereof) shall have become the beneficial owner of securities representing more than 50% of the aggregate voting power of the then outstanding voting securities of such Party; or

                       (b) any sale by such Party of: (i) HYBRIDON; or (ii) all or substantially all of such Party's pharmaceutical and/or healthcare assets; or
(iii) all or substantially all of such Party's assets other than its pharmaceutical and/or healthcare assets.

            "Confidential Information" shall have the meaning set forth in
Article III.

            "Control" or "Controlled" shall refer to possession of the ability to grant a license or sublicense of patent rights, know-how or other intangible rights as provided for herein without violating the terms of any agreement or other arrangement with any Third Party.

            "Effective Date" shall have the meaning set forth in the Recitals to this Agreement.

            "Field" or "Field of Use" means the development, use, and manufacture, of oligonucleotides and products containing oligonucleotides for non-commercial purposes.

            "HYBRIDON Patent(s)" shall mean any patent set forth in Exhibit A, as well as those Patents issuing from the HYBRIDON Patent Application(s) including any foreign, international or domestic counterpart and issued patents arising therefrom, as well as any divisional, continuation or continuation-in-part thereof.

            "HYBRIDON Patent Application(s)" shall mean the Patent applications set forth in Exhibit A, which are pending in the U. S. Patent and Trademark Office as of the Effective Date, including any foreign, international or domestic counterpart patent applications, as well as any divisional, continuation or continuation-in-part thereof.

                                                                 EXECUTION COPY

          CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE
                       SECURITIES AND EXCHANGE COMMISSION.
                           ASTERISKS DENOTE OMISSIONS.

            "Licensed Product(s)" means any oligonucleotides made using PNT Monomers as described and claimed in the HYBRIDON Patents and the HYBRIDON Patent Applications.

            "Patent" means United States and foreign patents, applications and provisional applications for United States and foreign patents, and all reexaminations, reissues, extensions, term restorations, divisionals, continuations and continuations-in-part thereof.

            "PNT Monomer(s)" is an abbreviation for a monomer comprising a pentenoyl group, which is a nucleoside base protective group. The HYBRIDON Patents and HYBRIDON Patent Applications describing and claiming PNT Monomers are listed in Exhibit A.

            "Product(s)" means Licensed Product(s).

            "Royalty Bearing Sales" means the amount invoiced by BBI, AVECIA HOLDINGS' Affiliates for sales of Licensed Product to a Third Party less (i) discounts, including cash discounts, rebates, chargebacks, and retroactive price reductions or allowances actually allowed or granted from the billed amount, and fees paid to distributors (other than a distributor that is an Affiliate of such Party), (ii) credits or allowances actually granted upon claims, rejections or returns of such sales of such Product, including recalls, regardless of the Party requesting such recalls, (iii) freight, postage, shipping and insurance charges paid for delivery of such Product, to the extent billed, (iv) taxes, duties or other governmental charges levied on or measured by the billing amount when included in billing, as adjusted for rebates, chargebacks and refunds, and
(v) provisions for uncollectible accounts determined in accordance with such Party's normal accounting procedures consistently applied within and across its pharmaceutical operating units.


            "Technical Information" means all know-how, trade secrets, inventions, data, technology, and other information now owned or licensed by HYBRIDON, or hereafter acquired or licensed by HYBRIDON during the term of this Agreement, in connection with the Licensed Product, including, but not limited to, (i) medical, chemical and other scientific data; (ii) processes and analytic methodology used in the development, testing and analysis of the Licensed Product; and (iii) packaging, manufacturing, advertising and marketing data.

            "Territory" means worldwide.

            "Third Party" or "Third Parties" means any entity other than HYBRIDON, BBI or AVECIA HOLDINGS, and their respective Affiliates.

                                                                 EXECUTION COPY

          CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE
                       SECURITIES AND EXCHANGE COMMISSION.
                           ASTERISKS DENOTE OMISSIONS.


                                   ARTICLE II

                              LICENSE AND ROYALTIES

            SECTION 2.01. Grant. Subject to the terms and conditions of this Agreement, HYBRIDON hereby grants to BBI and AVECIA HOLDINGS' Affiliates a non-exclusive, paid up, royalty free, perpetual right and license during the term of this Agreement to use the subject matter disclosed and claimed in the HYBRIDON Patent Application(s) to make and have made the Licensed Product within the Field of Use in the Territory.

            SECTION 2.02. Grant. Subject to the terms and conditions of this Agreement, HYBRIDON hereby grants to BBI and AVECIA HOLDINGS' Affiliates a non-exclusive, royalty free, perpetual right and license during the term of this Agreement to use the subject matter disclosed and claimed in the HYBRIDON Patent(s) to make and have made the Licensed Product within the Field of Use in the Territory.

            SECTION 2.03. Know-how License Grant. HYBRIDON grants BBI and AVECIA HOLDINGS' Affiliates a paid-up, non-exclusive license in the Territory, with a right to use HYBRIDON know-how solely for the purposes of manufacturing and having manufactured, using, selling, offering for sale and importing the Licensed Product in the Territory. BBI or AVECIA HOLDINGS' Affiliates will reimburse HYBRIDON for all reasonable and customary expenses incurred at BBI's or AVECIA HOLDINGS' Affiliates' request, including a reasonable consulting hourly rate for time required of HYBRIDON personnel.

            SECTION 2.04. Option Grant. Subject to the terms and conditions of this Agreement, HYBRIDON hereby grants to BBI and AVECIA HOLDINGS' Affiliates a *** option to negotiate a non-exclusive, royalty bearing, perpetual right and license (the "Option License") during the term of this Agreement to use the subject matter disclosed and claimed in the HYBRIDON Patent(s) and HYBRIDON Patent Application(s) to make and have made, use, sell, offer for sale and import any products deriving from the HYBRIDON Patent(s) and HYBRIDON Patent Application(s) for any purposes within the Territory. Unless otherwise agreed, the financial terms of the Option License shall include, without limitation, a royalty amount that is no more than *** of the Royalty Bearing Sales ***

         SECTION 2.05.  ***.

                                                                 EXECUTION COPY

          CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE
                       SECURITIES AND EXCHANGE COMMISSION.
                           ASTERISKS DENOTE OMISSIONS.


                                   ARTICLE III

                                 CONFIDENTIALITY

            SECTION 3.01. Confidentiality; Exceptions. Except to the extent expressly authorized by this Agreement or otherwise agreed in writing, the Parties agree that, for the term of this Agreement and for five (5) years thereafter, they shall keep confidential the existence of this Agreement and shall not publish or otherwise disclose or use for any purpose other than as provided for in this Agreement any information and materials furnished to it by the other Party pursuant to this Agreement, or any provisions of this Agreement that are the subject of an Effective order of the Securities Exchange Commission granting confidential treatment pursuant to the Securities Act of 1934, as amended (collectively, "Confidential Information"), except to the extent that it can be established by the receiving Party that such Confidential Information:

            (a) was already known to the receiving Party as shown by written record, other than under an obligation of confidentiality, at the time of disclosure by the other Party;

            (b) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving Party as shown by written record;

            (c) became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving Party in breach of this Agreement; or

            (d) was disclosed to the receiving Party, other than under an obligation of confidentiality, by a Third Party who had no obligation to the disclosing Party not to disclose such information to others.

            SECTION 3.02. Authorized Disclosure. Each Party may disclose Confidential Information hereunder to the extent such disclosure is reasonably necessary in filing or prosecuting patent applications, prosecuting or defending litigation, complying with applicable governmental regulations or conducting pre-clinical or clinical trials, provided that if a Party is required by law or regulation to make any such disclosures of the other Party's Confidential Information it will, except where impracticable for necessary disclosures, for example in the event of medical emergency, give reasonable advance notice to the other Party of such disclosure requirement and, except to the extent inappropriate in the case of patent applications, will use its reasonable efforts to secure confidential treatment of such Confidential Information required to be disclosed. In addition, and with prior written notice to the other Party of each Third Party with whom a confidential disclosure agreement is being entered into, each Party shall be entitled to disclose, under a binder of confidentiality containing provisions as protective as those of this Article, Confidential Information to any Third Party for the purpose of carrying out the purposes of this Agreement. Nothing in this Article shall restrict any Party from using for any purpose any Confidential Information independently developed by it during the term

                                                                 EXECUTION COPY

          CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE
                       SECURITIES AND EXCHANGE COMMISSION.
                           ASTERISKS DENOTE OMISSIONS.


of this Agreement. BBI and AVECIA HOLDINGS' Affiliates may disclose the existence, but not the terms, of this Agreement to its customers or potential customers for the purpose of assuring its customers or potential customers of the existence of the rights conveyed herein.

            SECTION 3.03. Publicity Review. Subject to the further provisions of this Section, no Party shall originate any written publicity, news release, or other announcement or statement relating to this Agreement or to performance hereunder or the existence of an arrangement between the Parties (collectively, "Written Disclosure"), without the prior prompt review and written approval of the other, which approval shall not be unreasonably withheld or delayed. Notwithstanding the foregoing provisions of this Section, any Party may make any public Written Disclosure it believes in good faith based upon the advice of counsel is required by applicable law or any listing or trading agreement concerning its publicly traded securities, provided that prior to making such Written Disclosure, the disclosing Party shall provide the other Party with a copy of the materials proposed to be disclosed and provide the receiving Party with an opportunity to promptly review the proposed Written Disclosure. To the extent that the receiving Party reasonably requests that any information in the materials proposed to be disclosed be deleted, the disclosing Party shall request confidential treatment of such information pursuant to Rule 406 of the Securities Act of 1933 or Rule 26b-2 of the Securities Exchange Act of 1934, as applicable (or any other applicable regulation relating to the confidential treatment of information), so that there be omitted from the materials that are publicly filed any information that the receiving Party reasonably requests to be deleted. The terms of this Agreement may also be disclosed to (i) government agencies where required by law, or (ii) Third Parties with the prior written consent of the other Party, which consent shall not be unreasonably withheld or delayed, so long as such disclosure is made under a binder of confidentiality and so long as highly sensitive terms and conditions such as financial terms are extracted from the Agreement or not disclosed upon the request of the other Party. All Written Disclosures shall be factual and as brief as is reasonable under the circumstances. Upon request by either Party, the Parties agree to prepare a mutually agreed press release and question and answer document with respect to this Agreement. Each Party agrees that all Written Disclosures and oral statements relating hereto shall be consistent with the answers specified in such question and answer document.

            SECTION 3.04. Survival. This Article shall survive the termination or expiration of this Agreement for a period of five (5) years.

                                                                 EXECUTION COPY

          CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE
                       SECURITIES AND EXCHANGE COMMISSION.
                           ASTERISKS DENOTE OMISSIONS.


                                   ARTICLE IV

                     INTELLECTUAL PROPERTY AND PATENT RIGHTS

            SECTION 4.01. Notice. Each of the parties shall promptly notify the other in writing if it: (i) receives any notice or becomes aware of any information that in any way affects the other party's rights under this Agreement; or (ii) becomes aware of any actual or suspected infringement, misappropriation or misuse by a Third Party of the HYBRIDON Patent(s) and HYBRIDON Patent Application(s) in the Territory and within the Field of Use.

            SECTION 4.02. Assistance. At HYBRIDON's request and HYBRIDON's expense, BBI and AVECIA HOLDINGS' Affiliates shall take all reasonable steps and shall provide such materials, cooperation and assistance as may be reasonably required to assist HYBRIDON in maintaining and enforcing HYBRIDON's right in and to the Intellectual Property.

            SECTION 4.03. Maintenance Fees. Should HYBRIDON decline to pay any or all of the required maintenance fees on the HYBRIDON Patent(s) and HYBRIDON Patent Application(s) or otherwise to prosecute or maintain the HYBRIDON Patent(s) and HYBRIDON Patent Application(s), it shall give BBI or AVECIA HOLDINGS' Affiliates thirty (30) days notice of its decision, and BBI and AVECIA HOLDINGS' Affiliates shall have the right (but not the obligation) to pay such maintenance fees or to prosecute or maintain such HYBRIDON Patent(s) and HYBRIDON Patent Application(s). If BBI and AVECIA HOLDINGS' Affiliates elects to pay such maintenance fees, HYBRIDON agrees to assign all right, title and interest in and to the HYBRIDON Patent(s) and HYBRIDON Patent Application(s) to BBI and AVECIA HOLDINGS' Affiliates without further consideration.

            SECTION 4.04. Infringement.

            (a) HYBRIDON's Rights to Enforce. HYBRIDON shall have the right (but not the obligation), in its sole discretion, to take action at its own expense against actual or suspected infringers of the HYBRIDON Patent(s) and HYBRIDON Patent Application(s) in the Field of Use in the Territory, and any and all recoveries resulting from such actions by HYBRIDON shall be retained by HYBRIDON. At HYBRIDON's request, and at HYBRIDON's expense, BBI and AVECIA HOLDINGS' Affiliates shall take all reasonable steps and shall provide any materials, cooperation and assistance as may be reasonably required to assist HYBRIDON in taking action against actual or suspected infringers in the Field of Use in the Territory. BBI and AVECIA HOLDINGS' Affiliates shall join any such action as a necessary and indispensable party if so required.

            SECTION 4.05.  Defense and Settlement of Third Party Claims.

                                                                 EXECUTION COPY

          CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE
                       SECURITIES AND EXCHANGE COMMISSION.
                           ASTERISKS DENOTE OMISSIONS.


            (a) Defense in the Territory. If a Third Party asserts that a patent, trademark or other intangible right owned by it is infringed by any Licensed Product in the Territory, BBI and AVECIA HOLDINGS' Affiliates will be solely responsible for defending against any such assertions at its cost and expense.

            (b) Settlement with a Third Party. If BBI and AVECIA HOLDINGS' Affiliates must defend a Third Party claim with respect to a Licensed Product, then BBI and AVECIA HOLDINGS' Affiliates shall also have the right to control settlement of such claim.


                                    ARTICLE V

                    INDEMNIFICATION; LIMITATION OF LIABILITY

            SECTION 5.01. Indemnification by HYBRIDON. HYBRIDON shall defend, indemnify and hold BBI and its subsidiaries and AVECIA HOLDINGS' Affiliates, and its and their officers, directors, shareholders, employees and agents harmless and shall pay all losses, damages, fees, expenses or costs (including reasonable attorneys' fees) incurred by them based upon any claim or action alleging HYBRIDON's breach of its obligations, representations, warranties or covenants hereunder unless BBI's or AVECIA HOLDINGS' Affiliatess negligence caused the losses, damages, fees, expenses or costs.

            SECTION 5.02. Indemnification by BBI and AVECIA HOLDINGS' Affiliates. BBI and AVECIA HOLDINGS' Affiliates shall defend, indemnify and hold HYBRIDON and its officers, directors, shareholders, employees and agents harmless and shall pay all losses, damages, fees, expenses or costs (including reasonable attorney's fees) incurred by them based upon any claim or action alleging BBI's and AVECIA HOLDINGS' Affiliates' breach of its obligations, representations, warranties or covenants hereunder unless HYBRIDON's negligence caused the losses, damages, fees, expenses or costs.

            SECTION 5.03 Limitation of Liability. EXCEPT AS SET FORTH IN SECTION
7.03 HEREIN, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY OR ANY THIRD PARTY FOR ANY SPECIAL, CONSEQUENTIAL, EXEMPLARY OR INCIDENTAL DAMAGES (INCLUDING LOST OR ANTICIPATED REVENUES OR PROFITS RELATING TO THE SAME), ARISING FROM ANY CLAIM RELATING TO THIS AGREEMENT, THE HYBRIDON PATENT(S) AND HYBRIDON PATENT APPLICATION(S) OR ANY IMPROVEMENT, WHETHER SUCH CLAIM IS BASED ON WARRANTY, CONTRACT, TORT (INCLUDING NEGLIGENCE OR STRICT LIABILITY) OR OTHERWISE, EVEN IF AN AUTHORIZED REPRESENTATIVE OF SUCH PARTY IS ADVISED OF THE POSSIBILITY OR LIKELIHOOD OF SAME.

                                                                  EXECUTION COPY

          CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE
                       SECURITIES AND EXCHANGE COMMISSION.
                           ASTERISKS DENOTE OMISSIONS.


                                   ARTICLE VI

                               DISPUTE RESOLUTION.

            SECTION 6.01. Disputes. The Parties recognize that disputes as to certain matters may from time to time arise during the term of this Agreement which relate to either Party's rights and/or obligations hereunder or thereunder. It is the intent of the Parties to establish procedures to facilitate the resolution of disputes arising under this Agreement in an expedient manner by mutual cooperation and without resort to litigation. To accomplish this objective, the Parties agree to follow the procedures set forth in this Article if and when a dispute arises under this Agreement.

            SECTION 6.02. Good Faith. The parties shall negotiate in good faith to resolve the dispute.

            SECTION 6.03. Personal Meeting. If the dispute remains unresolved, executives from the interested business units or division of the parties shall meet in person, at a mutually agreed upon time and place, to negotiate in good faith to resolve the dispute. If the dispute continues to remain unresolved for more than sixty (60) days from the date the parties met to negotiate pursuant to this Section, then either party may pursue other dispute resolution procedures, including the institution of arbitration as more fully set forth herein.

            SECTION 6.04. Alternative Dispute Resolution. Any dispute controversy or claim arising out of or relating to the validity, construction, enforceability or performance of this Agreement, including disputes relating to an alleged breach or to termination of this Agreement, but excluding (i) any dispute, controversy or claim arising out of or relating to the validity, enforceability, or infringement of any HYBRIDON Patent(s) or any BBI and AVECIA HOLDINGS' Affiliates Patent(s) and (ii) other than disputes which are expressly prohibited herein from being resolved by this mechanism, shall be settled by binding Alternative Dispute Resolution ("ADR") in the manner described below:

            (a) If a Party intends to begin an ADR to resolve a dispute, such Party shall provide written notice (the "ADR Request") to counsel for the other Party informing such other Party of such intention and the issues to be resolved. From the date of the ADR Request and until such time as any matter has been finally settled by ADR, the running of the time periods contained in
SECTION 6.05 as to which a Party must cure a breach of this Agreement shall be suspended as to the subject matter of the dispute.

            (b) Within fifteen (15) business days after receipt of the ADR Request, the other Party may, by written notice to counsel for the Party initiating ADR, add additional issues to be resolved.

                                                                  EXECUTION COPY


          CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE
                       SECURITIES AND EXCHANGE COMMISSION.
                           ASTERISKS DENOTE OMISSIONS.


            SECTION 6.05. Arbitration Procedures. An ADR initiated under this Agreement will proceed in accordance with the Commercial Arbitration Rules of the American Arbitration Association then in effect, insofar as such rules are not inconsistent with the provisions expressly set forth in this Agreement, unless the Parties mutually agree otherwise, and pursuant to the following procedures:

            (a) Notice of the demand for arbitration will be filed in writing with the other Party and with the American Arbitration Association. The arbitration panel shall consist of one (1) arbitrator mutually agreed to by the Parties and the decision shall be final and binding on the Parties and their legal successors.

            (b) The arbitrator may, at his discretion, provide for discovery by the Parties, not to exceed four (4) months from the date of filing of the Notice of Arbitration.

            (c) Any arbitration hearing shall be conducted in Wilmington, Delaware. The governing law will be as specified herein. The arbitrator will have authority to award both legal and equitable relief but not to award punitive damages.

            (d) All costs and fees of the arbitration, other than each Party's legal fees and expenses, will be allocated by the arbitrators. Subject to subsection (c), each Party shall bear its own legal fees and expenses.

            (e) A final written decision by the arbitrator will be rendered not later than thirty (30) days following the completion of the hearing.

            (f) The ADR proceeding shall be confidential and the arbitrator shall issue appropriate protective orders to safeguard each Party's confidential information. Except as required by law, no Party shall make (or instruct the arbitrator to make) any public announcement with respect to the proceedings or decision of the arbitrator without prior written consent of each other Party. The existence of any dispute submitted to ADR, and the award, shall be kept in confidence by the Parties and the arbitrator, except as required in connection with the enforcement of such award or as otherwise required by applicable law.

            SECTION 6.06. Survivability. Any duty to arbitrate under this Agreement shall remain in effect and enforceable after termination of this Agreement for any reason.

            SECTION 6.07. Jurisdiction. For the purposes of this Article, each Party agrees to abide by the award rendered in any arbitration, and the Parties agree to accept the jurisdiction of any court having jurisdiction over the Parties for the purposes of enforcing awards entered pursuant to this Article and for enforcing the agreements reflected in this Article.

            SECTION 6.08. Equitable Remedies. Nothing in this Section shall prevent either party from pursuing a temporary restraining order, injunctive relief or other

                                                                  EXECUTION COPY


          CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE
                       SECURITIES AND EXCHANGE COMMISSION.
                           ASTERISKS DENOTE OMISSIONS.


equitable relief against the other party at any time if the allegedly aggrieved party believes that a breach or a threatened breach of this Agreement would cause it irreparable harm provided that the other party is given thirty (30) days written notice prior to equitable relief being sought.


                                   ARTICLE VII

                         REPRESENTATIONS AND WARRANTIES

            SECTION 7.01. HYBRIDON represents, warrants and covenants that:

            (a) HYBRIDON is a corporation duly organized, existing and in good standing under the laws of the State of Delaware, with full right, power and authority to enter into and perform this Agreement and to grant all of the rights, powers and authorities herein granted.

            (b) The execution, delivery, and performance of this Agreement do not conflict with, violate, or breach any agreement to which HYBRIDON is a party, or HYBRIDON's articles of incorporation or bylaws.

            (c) The issued HYBRIDON Patent(s) and any that may issue from the HYBRIDON Patent Application(s) are valid and enforceable

            (d) This Agreement has been duly executed and delivered by HYBRIDON and is a legal, valid, and binding obligation enforceable against HYBRIDON in accordance with its terms.

            (e) HYBRIDON knows of no fact which does or could materially adversely affect the rights granted to BBI and AVECIA HOLDINGS' Affiliates hereunder, except as disclosed herein.

            (f) Right of BBI and AVECIA HOLDINGS' Affiliates to Monitor HYBRIDON Patent Application(s). HYBRIDON covenants that during the term of this Agreement, HYBRIDON shall provide BBI and AVECIA HOLDINGS' Affiliates with copies of all substantive communications to and from patent offices regarding HYBRIDON Patent(s) and HYBRIDON Patent Application(s) promptly after the receipt thereof.

            SECTION 7.02. BBI  represents, warrants and covenants that:

            (a) BBI is a corporation duly organized, existing, and in good standing under the laws of the State of Delaware, with full right, power and authority to enter into and perform this Agreement and to grant all of the rights, powers, and authorities herein granted.

                                                                  EXECUTION COPY


          CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE
                       SECURITIES AND EXCHANGE COMMISSION.
                           ASTERISKS DENOTE OMISSIONS.


            (b) The execution, delivery, and performance of this Agreement do not conflict with, violate, or breach any agreement to which BBI is a party, or BBI's certificate of incorporation or bylaws.

            (c) This Agreement has been duly executed and delivered by BBI, and is a legal, valid, and binding obligation enforceable against BBI and AVECIA HOLDINGS' Affiliates in accordance with its terms.

            SECTION 7.03. Effect of Representations, Warranties and Covenants. The Parties agree that if the representations and warranties made by HYBRIDON under this Article are not true and accurate, or if the covenants made by HYBRIDON under this Article are not upheld and complied with, and BBI or AVECIA HOLDINGS' Affiliates incurs reasonably foreseeable damages, liabilities, costs or other expenses as a result of such falsity or non- compliance, then HYBRIDON shall indemnify and hold BBI and AVECIA HOLDINGS' Affiliates harmless from and against any such reasonably foreseeable damages, liabilities, costs or other expenses incurred as a result of such falsity or such non-compliance.


                                  ARTICLE VIII

                              TERM AND TERMINATION

            SECTION 8.01. Term. This Agreement shall commence as of the Effective Date and shall remain in force, unless terminated as provided herein.

            (a) Loss of Patent Rights. The provisions of this Agreement shall continue in effect until the date on which the last to expire, lapse or be declared invalid or unenforceable HYBRIDON Patent(s) expires, lapses or is declared invalid or unenforceable by a court of last resort.

            (b) Insolvency. This Agreement will terminate should such BBI and AVECIA HOLDINGS' Affiliates file a petition of any type as to its bankruptcy, be declared bankrupt, become insolvent, make an assignment for the benefit of creditors, go into liquidation or receivership, or otherwise lose legal control of its business.

            (c) Breach. Either party may terminate this Agreement by giving notice in writing to the other party in the event such other party is in material breach of this Agreement and subject to use of Dispute Resolution procedure of Article VI such other party has failed to cure such breach within sixty (30) calendar days of receipt of written notice thereof from such party.

                                                                  EXECUTION COPY


          CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE
                       SECURITIES AND EXCHANGE COMMISSION.
                           ASTERISKS DENOTE OMISSIONS.


            (d) Survivability. Termination, relinquishment or expiration of the Agreement for any reason shall be without prejudice to any rights which shall have accrued to the benefit of either Party prior to such termination, relinquishment or expiration, including damages arising from any breach hereunder. Such termination, relinquishment or expiration shall not relieve either Party from obligations which are expressly indicated to survive termination or expiration of the Agreement.


                                   ARTICLE IX

                                   BANKRUPTCY

            SECTION 9.01. HYBRIDON shall maintain all HYBRIDON Patent(s) and HYBRIDON Patent Application(s) licensed hereunder in accordance with the provisions of SECTION 4.03. All rights and licenses granted under or pursuant to this Agreement by HYBRIDON to BBI and AVECIA HOLDINGS' Affiliates are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the Bankruptcy Code, licenses of rights to "intellectual property" as defined under Section 101(56) of the Bankruptcy Code. The parties agree that BBI and AVECIA HOLDINGS' Affiliates, as a licensee of such rights and licenses, shall retain and may fully exercise all of its rights and elections under the Bankruptcy Code. The parties further agree that, in the event that any proceeding shall be instituted by or against HYBRIDON seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking an entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or any substantial part of its property or it shall take any action to authorize any of the foregoing actions (each a "Proceeding"), BBI and AVECIA HOLDINGS' Affiliates shall have the right to retain and enforce its rights under this Agreement, including but not limited to the following rights:

            (a) the right to continue to use the HYBRIDON Patent(s), HYBRIDON Patent Application(s), and the Licensed Product and all versions and derivatives thereof, and all documentation and other supporting material related thereto, in accordance with the terms and conditions of this Agreement;

            (b) the right to a complete duplicate of (or complete access to, as appropriate) all HYBRIDON Patent(s) and HYBRIDON Patent Application(s) and all embodiments of such, and the same, if not already in BBI's or AVECIA HOLDINGS' Affiliates' possession, shall be promptly delivered to BBI or AVECIA HOLDINGS' Affiliates (i) upon any such commencement of a Proceeding upon written request therefor by BBI or AVECIA HOLDINGS' Affiliates, unless HYBRIDON elects to continue to perform all of its obligations under this Agreement; or (ii) if not delivered under (i) above, upon the rejection of this Agreement by or on behalf of HYBRIDON upon written request therefor by BBI and AVECIA HOLDINGS' Affiliates; and

                                                                  EXECUTION COPY


          CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE
                       SECURITIES AND EXCHANGE COMMISSION.
                           ASTERISKS DENOTE OMISSIONS.


            (c) the right to obtain from HYBRIDON all documentation and other supporting materials related to the HYBRIDON Patent(s), HYBRIDON Patent Application(s), and the Licensed Product and all versions and derivatives thereof.


                                    ARTICLE X

                                  MISCELLANEOUS

            SECTION 10.01.  Assignment.

            (a) Either Party may assign any of its rights or obligations under this Agreement in any country to any of the Affiliates and may delegate its obligations under this Agreement in any country to any of the Affiliates;

            (b) Neither Party may assign its rights or obligations under this Agreement to non-Affiliates without the prior written consent of the other Party, except in connection with a merger or similar reorganization or the sale of all or substantially all of its assets relating to HYBRIDON Patent(s) and HYBRIDON Patent Application(s).

            (c) This Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the Parties.

            SECTION 10.02. Retained Rights. Nothing in this Agreement shall limit in any respect the right of either Party to conduct research and development and to market products using the HYBRIDON Patent(s) and HYBRIDON Patent Application(s) other than as herein expressly provided.

            SECTION 10.03. Research and Development Entities. Either Party may assign its rights and obligations under this Agreement to an entity or entities (e.g., partnership or corporation) that are specifically formed for financial purposes and that finance research and development performed by such Party.

            SECTION 10.04. Consents Not Unreasonably Withheld or Delayed. Whenever provision is made in this Agreement for either Party to secure the consent or approval of the other, that consent or approval shall not unreasonably be withheld or delayed.

            SECTION 10.05. Force Majeure. Neither Party shall lose any rights hereunder or be liable to the other Party for damages or losses on account of failure of performance by the defaulting Party if the failure is occasioned by government action, war, fire, explosion, flood, strike, lockout, embargo, act of God, or any other cause beyond the control of the defaulting Party, provided that the Party claiming force majeure has extended all reasonable efforts to avoid or remedy such force majeure and has given the other Party prompt notice describing such event, the effect thereof and the actions being

                                                                  EXECUTION COPY


          CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE
                       SECURITIES AND EXCHANGE COMMISSION.
                           ASTERISKS DENOTE OMISSIONS.


taken to avoid or remedy such force majeure; provided, however, that in no event shall a Party be required to settle any labor dispute or disturbance.

            SECTION 10.06. Notices. All notices hereunder shall be in writing and shall be deemed given if delivered personally or by facsimile transmission (receipt verified), telexed, mailed by registered or certified mail (return receipt requested), postage prepaid, or sent by express courier service, to the Parties at the following addresses (or at such other address for a Party as shall be specified by like notice; provided that notices of a change of address shall be Effective only upon receipt thereof).

                       (a)  If to HYBRIDON:

                       President
                       HYBRIDON, INC.
                       155 Fortune Blvd.
                       Milford, MA 01757


                       (b)  If to BBI:


                       BOSTON BIOSYSTEMS, INC.
                       75A Wiggins Ave.
                       Bedford, MA 01730

            SECTION 10.07. Waiver. Except as specifically provided for herein, the waiver from time to time by either of the Parties of any of their rights or their failure to exercise any remedy shall not operate or be construed as a continuing waiver of same or any other of such Party's rights or remedies provided in this Agreement.

            SECTION 10.08. Severability. If any term, covenant or condition of this Agreement or the application thereof to any Party or circumstances shall, to any extent or in any country, be held to be invalid or unenforceable, then
(i) the remainder of this Agreement shall not be affected thereby and each term, covenant or condition of this Agreement shall be valid and be enforced to the fullest extent permitted by law; and (ii) the Parties hereto covenant and agree to renegotiate any such term, covenant or application thereof in good faith.

            SECTION 10.09. No Strict Construction; Ambiguities. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent and no rule of strict construction against either party shall apply to any term or condition of this Agreement. Ambiguities, if any, in this Agreement shall not be construed against any Party, irrespective of which Party may be deemed to have authored the ambiguous provision.

                                                                  EXECUTION COPY


          CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE
                       SECURITIES AND EXCHANGE COMMISSION.
                           ASTERISKS DENOTE OMISSIONS.


            SECTION 10.10. Headings. The Sections and paragraph headings contained herein are for the purposes of convenience only and are not intended to define or limit the contents of said Sections or paragraphs.

            SECTION 10.11. Governing Law. This Agreement shall be governed by and interpreted under the laws of the State of Delaware as applied to contracts entered into and performed entirely in Delaware by Delaware residents.

            SECTION 10.12. Further Assurances. Each of the parties agrees to execute and deliver such other documents, including but not limited to, updating the list of HYBRIDON Patent(s) and HYBRIDON Patent Application(s) set forth in Exhibit A, and to take all such actions as the other party, its successors, assigns or other legal representatives may reasonably request to effect the terms of this Agreement.

            SECTION 10.13. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            SECTION 10.14. Entire Agreement; Amendments. This Agreement, including all Exhibits attached hereto and thereto, and all documents delivered concurrently herewith and therewith, set forth all the covenants, promises, agreements, warranties, representations, conditions and understandings between the Parties hereto and supersede and terminate all prior agreements and understandings between the Parties. Both Parties acknowledge that in deciding to enter into the Agreement and to consummate the transaction contemplated thereby neither has relied upon any statement or representations, written or oral, other than those explicitly set forth therein.

            SECTION 10.15. Independent Contractors. The status of the Parties under this Agreement shall be that of independent contractors. Neither Party shall have the right to enter into any agreements on behalf of the other Party, nor shall it represent to any person that it has any such right or authority. Nothing in this Agreement shall be construed as establishing a partnership or joint venture relationship between the Parties.

            SECTION 10.16. Successors. This Agreement will be binding upon and inure to the benefit of the parties and their respective successors and assigns in whole or in part.

            SECTION 10.17. Authority of Signatories. Each person executing this Agreement individually and personally represents and warrants that he is duly authorized to execute and deliver the same on behalf of the corporation for which he is signing and that this Agreement is binding upon the corporation in accordance with its terms.

                                                                  EXECUTION COPY


          CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE
                       SECURITIES AND EXCHANGE COMMISSION.
                           ASTERISKS DENOTE OMISSIONS.


            IN WITNESS WHEREOF, HYBRIDON and BBI have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.


                           [SIGNATURE PAGES TO FOLLOW]

                                                                  EXECUTION COPY


          CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE
                       SECURITIES AND EXCHANGE COMMISSION.
                           ASTERISKS DENOTE OMISSIONS.



                                        HYBRIDON, INC..



                                        By:    /s/ Robert G. Andersen
                                           ------------------------------------

                                        Name:   Robert G. Andersen

                                        Title: Chief Financial Officer

                                                                 EXECUTION COPY

          CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE
                       SECURITIES AND EXCHANGE COMMISSION.
                           ASTERISKS DENOTE OMISSIONS.



                                        BOSTON BIOSYSTEMS,  INC.



                                        By:     /s/ Gregory S. Kurey
                                           -----------------------------

                                           Name:  Gregory S. Kurey

                                           Title:  General Counsel

                                                                 EXECUTION COPY

          CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE
                       SECURITIES AND EXCHANGE COMMISSION.
                           ASTERISKS DENOTE OMISSIONS.


                                    EXHIBIT A


            HYBRIDON PNT MONOMER PATENT(S) AND PATENT APPLICATION(S)

U.S. Patent(s)
         5,614,622
         5,955,599
         5,962,674

U.S. Patent Application(s)
***